Exhibit 99.1

News Release

CONTACT:
Investors/Media
Blaine Davis
(610) 459-7158

Investors
Jonathan Neely
(610) 459-6645

Media
Kevin M. Wiggins
(610) 459-7281

For Immediate Release

ENDO PHARMACEUTICALS HOLDINGS INC. ANNOUNCES

PRICING OF PRIVATE OFFERING OF SENIOR NOTES

CHADDS FORD, Pa., June 3, 2011 — Endo Pharmaceuticals Holdings Inc. (NASDAQ: ENDP) announced today that it priced $500 million aggregate principal amount of 7% senior unsecured notes due 2019 at an issue price of par and $400 million aggregate principal amount of 7 ¼% senior unsecured notes due 2022 at an issue price of par (collectively, the “notes”) in connection with its previously announced private offering. The notes will be unsecured, unsubordinated obligations of the company and will be guaranteed by certain of Endo’s subsidiaries. Subject to customary closing conditions, this offering is expected to close on June 8, 2011. On the closing date, Endo will deposit the proceeds of the notes and certain other amounts into an escrow account until the closing of the pending acquisition of American Medical Systems Holdings, Inc. (“AMS”) by Endo and the satisfaction of certain conditions. The acquisition of AMS is expected to close on June 17, 2011, subject to the satisfaction of certain conditions.

The net proceeds of this offering, together with cash on hand and borrowings under Endo’s new credit facility, are intended to finance Endo’s acquisition of AMS, refinance Endo’s existing credit facility and existing AMS indebtedness, as well as pay related fees and expenses. In the event the agreement and plan of merger with AMS is terminated or the acquisition of AMS is not completed on or before October 10, 2011, the notes will be redeemed at a special mandatory redemption price equal to 100 percent of the issue price of the notes, plus accrued and unpaid interest on the principal amount of the notes to, but not including, the special redemption date.

The notes and the related subsidiary guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States in compliance with Regulation S under the Securities Act. Unless so registered, the notes and the related subsidiary guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release will not constitute an offer to sell or a solicitation of an offer to buy any notes or any other securities of Endo.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include the following: the Company’s intention to offer $900 million in aggregate principal amount of notes and the Company’s intention regarding the use of the net proceeds of the offering. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “intend,” “guidance” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties.

You should consider the areas of risk described under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic reports filed with the Securities and Exchange Commission under the Exchange Act and those risk factors included as “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and those risk factors included as exhibits to the Company’s Current Reports on Form 8-K filed on May 31, 2011 and June 3, 2011, as updated by the risk factors set forth in any subsequent filing by the Company with the Securities and Exchange Commission, in connection with any forward-looking statements that may be made by the Company generally. Except for ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

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